Income Taxes	9 Months Ended
Jan. 01, 2012
Income Taxes [Abstract]
Income Taxes
7.	Income Taxes

The components of income (loss) before taxes are as follows:

	Fiscal 2009	Fiscal 2010	Fiscal 2011
	(in thousands)
United States	$662	$15,449	$13,453
International	(428)	92	4,031

	$234	$15,541	$17,484

Income tax expense was comprised of the following:

	Fiscal 2009	Fiscal 2010	Fiscal 2011
	(in thousands)
Current:
Federal	$(12)	$1,828	$7,488
State	35	365	5
International	15	38	155

	$38	$2,231	$7,648

Deferred:
Federal	$—	$(1,222)	$245
State	—	(610)	611
International	—	—	(367)

	—	(1,832)	489

Income tax provision	$38	$399	$8,137

The provision for income taxes differs from the amount computed by applying the statutory rates as follows:

	Fiscal 2009	Fiscal 2010	Fiscal 2011
Income tax provision at the federal statutory rate	34.0%	35.0%	35.0%
State tax, net of federal benefit	2.3	1.9	—
Research and development credits	(121.9)	(3.2)	(2.0)
Foreign tax rate differential	108.1	(1.5)	(0.4)
Non deductible stock compensation	63.6	2.8	3.7
Change in fair value of warrant liabilities	—	15.1	8.1
Change in valuation allowance	(25.4)	(46.6)	2.4
Other	(44.3)	(0.9)	(0.3)

Effective tax rate	16.4%	2.6%	46.5%

In the three and nine months ended January 1, 2012, the Company recorded an income tax provision of $2.9 million and $9.1 million respectively, compared to an income tax provision of $2.0 million and $6.0 million in the three and nine months ended December 26, 2010, respectively. The Company's estimated 2012 effective tax rate differs from the U.S. statutory rate primarily due to profits earned in jurisdictions where the tax rate is lower than the U.S. tax rate and the benefit of the federal research and development income tax credit. The income tax provision was also unfavorably impacted by the effects of non-deductible stock-based compensation expense.

The components of the net deferred tax assets and liabilities are as follows:

	March 2010	April 2011
	(in thousands)
Deferred tax asset (liability), net:
Accrued expenses and reserves	$930	$711
Research and development credits	573	438
Net operating loss carryforwards	1,153	1,123
Deferred income	—	—
State Taxes	128
Fixed Assets	209	394
Other	—	9
Valuation allowance	(1,161)	(1,332)

Net deferred tax asset	$1,832	$1,343

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The Company has not provided for U.S. federal income and foreign withholding taxes on undistributed earnings from non-U.S. operations as of April 2010 because such earnings are intended to be reinvested indefinitely.

At April 2011, the Company had approximately nil, $18.7 million and $0.3 million of U.S. federal, California state and foreign net operating loss carryforwards, respectively. The California net operating loss carryforwards expire between 2017 and 2022. In addition, the Company has U.S. federal, California state and foreign research tax credit carryforwards of approximately nil, $0.9 million and $0.2 million, respectively. The California credits are not subject to expiration under current California tax law.

While management believes that the Company has adequately provided for all tax positions, amounts asserted by tax authorities could be greater or less than the recorded position. Accordingly, the Company's provisions on federal, state and foreign tax-related matters to be recorded in the future may change as revised estimates are made or the underlying matters are settled or otherwise resolved.

The Company applies the provisions of ASC 740-10 "Income Taxes", "Accounting for Uncertainty in Income Taxes," ("ASC 740-10") which includes a two-step approach to recognizing, de-recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740-10.

A reconciliation of the change in unrecognized tax benefits is as follows:

For the Period March 30, 2008 to April 3, 2011
(in thousands)
Balance at March 30, 2008	$223
Increases in unrecognized tax benefits	109

Balance at March 29, 2009	$332
Increases in unrecognized tax benefits	170

Balance at March 28, 2010	$502
Increases in unrecognized tax benefits	554

Balance at April 3, 2011	$1,056

Included in the gross unrecognized tax benefits balance of $1.1 million at April 3, 2011 are $0.5 million of tax positions which would affect income tax expense if recognized. The release of unrecognized tax benefits in excess of $0.5 million would not affect the effective tax rate as the Company maintains a valuation allowance on the amount. The Company recognizes interest and/or penalties related to income tax matters in income tax expense. As of April 2011, the Company had $7,000 accrued interest related to uncertain tax matters. By the end of the fiscal year ended April 1, 2012, the Company will have no uncertain tax positions that would be reduced as a result of a lapse of the applicable statute of limitations. The Company does not expect any significant increases or decreases to its unrecognized tax benefits within the next twelve months relating to tax positions at April 2011. The Company files income tax returns in the U.S. federal jurisdictions and various international jurisdictions. The 2003 through 2010 tax years are open and may be subject to potential examination in one or more jurisdictions.